Semiannual Report June 30, 2000


Government Securities
Portfolio

A Series of Panorama Series Fund, Inc.

[Logo]OppenheimerFunds(R)
      The Right Way to Invest

Panorama Series Fund, Inc.--Government Securities Portfolio

================================================================================
Objective
Panorama Series Fund, Inc.--Government Securities Portfolio seeks a high level of current income with a high degree of safety of principal by investing primarily in U.S. government securities and U.S. government-related securities.

================================================================================
Narrative by David Negri and John Kowalik, Portfolio Managers
We are pleased with the performance of Panorama Government Securities Portfolio over the six-month period that ended June 30, 2000, with a 30-day standardized yield of 5.89%.(1) Although the reporting period was characterized by a rising-interest-rate environment, which had the general effect of lowering bond prices, we were able to keep the Fund's actual interest-rate risk lower than normal to help protect the value of the portfolio.
         During the reporting period, the Federal Reserve Board (the Fed) implemented three interest-rate increases. Prompted by ongoing inflation concerns, Fed Chairman Alan Greenspan continued to employ a gradual approach to slowing an overheated domestic economy, raising rates by a quarter point on two occasions, then concluding with the more aggressive half-point increase. Although this measured course of action, which followed three previous rate increases in the second half of 1999, at first appeared to produce no tangible signs of cooling, reports toward the end of the period suggest a slight moderation in economic growth.
         Another event relevant to the Fund was the federal government's announcement that it would buy back long-term Treasury debt, because of its budget surplus. Before this announcement, which came in late January 2000, the government had been issuing 30-year bonds only once a year, which meant that long-term bonds were already in short supply. These two factors combined to raise an already high demand for longer-term bonds, pushing price up and yield down. As a result, long-term bonds' prices actually outperformed those of shorter-term issues.
         To control interest-rate risk, we kept the portfolio's duration (a measure of sensitivity to interest rate changes) fairly short. Throughout the reporting period, we used different strategies to maintain a short duration while selecting assets with both short- and longer-term maturities.
         Just before the reporting period began, we had shifted some of the portfolio's short- and medium-maturity Treasuries into 30-year bonds to benefit from the increase in the long bond's value that we anticipated from the government's buy-back program. Since then, long-term Treasury issues have performed particularly well for the Fund.
         In terms of other types of holdings in the Fund, we generally allocate part of the portfolio to mortgage-backed securities, which typically provide extra yield above Treasuries without a substantial increase in volatility. During the period, prices continued to decline, boosting yield. We took advantage of the attractive prices and added to our position in these securities. The result was extra income for the Fund.
         Looking ahead, we are maintaining our income-oriented investment style with a mix of higher-yielding mortgage products as well as Treasuries. Over the long term, this disciplined approach, combined with our proprietary research and risk-management systems, has helped provide consistently good returns for our shareholders.





Because the stock market can be volatile, the Fund's performance may be subject to substantial short-term changes.
1. Includes changes in net asset value per share without deducting any sales charges, and reflects the reinvestment of dividends and capital-gains distributions based on net investment income for the 30-day period ended June 30, 2000.


2                       Government Securities Portfolio

Statement of Investments  June 30, 2000 (Unaudited)



                                                                                    Principal          Market Value
                                                                                    Amount             Note 1
===================================================================================================================
Mortgage-Backed Obligations--25.0%
-------------------------------------------------------------------------------------------------------------------
Government Agency--25.0%
-------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--10.1%
Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation Certificates, 10.50%, 10/1/20                    $   69,641          $    74,517
-------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 2/1/09-8/1/28                                                                 1,736,279            1,646,901
7.50%, 9/1/22                                                                          122,442              121,487
                                                                                                        -----------
                                                                                                          1,842,905
-------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--14.9%
Government National Mortgage Assn.:
6.50%, 7/15/28                                                                       1,108,687            1,052,754
7%, 10/15/23-3/15/26                                                                 1,727,076            1,683,618
                                                                                                        -----------
                                                                                                          2,736,372
                                                                                                        -----------
Total Mortgage-Backed Obligations (Cost $4,771,903)                                                       4,579,277

===================================================================================================================
U.S. Government Obligations--60.4%
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
7.50%, 11/15/16(1)                                                                   2,175,000            2,450,275
8.125%, 8/15/19                                                                        500,000              603,281
9.25%, 2/15/16                                                                       1,200,000            1,555,126
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.75%, 8/15/03                                                                         500,000              491,562
7.50%, 11/15/01-2/15/05                                                              3,405,000            3,557,505
7.875%, 11/15/04                                                                     2,255,000            2,387,481
                                                                                                        -----------
Total U.S. Government Obligations (Cost $10,875,866)                                                     11,045,230

===================================================================================================================
Short-Term Notes--8.8%
-------------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank, Medium-Term Nts., 6.37%, 9/1/00                            1,000,000              999,530
-------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 6.57%, 7/3/00                                                  600,000              599,781
                                                                                                        -----------
Total Short-Term Notes (Cost $1,600,562)                                                                  1,599,311

===================================================================================================================
Repurchase Agreements--4.5%
-------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank, 6.55%, dated 6/30/00, to be repurchased at $817,446 on 7/3/00, collateralized by U.S. Treasury Bonds,
7.25%-7.875%, 5/15/16-2/15/21, with a value of $520,489 and U.S. Treasury Nts.,
5.25%-6.625%, 6/30/01-2/15/06, with a value of $314,419 (Cost $817,000)                817,000              817,000
-------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $18,065,331)                                            98.7%          18,040,818
-------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                            1.3              233,120
                                                                                    ----------          -----------
Net Assets                                                                               100.0%         $18,273,938
                                                                                    ==========          ===========

1. Securities with an aggregate market value of $44,725 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.


                        Government Securities Portfolio                        3

Statement of Assets and Liabilites  June 30, 2000 (Unaudited)

=============================================================================================
Assets
Investments, at value (cost $18,065,331)--see accompanying statement              $18,040,818
---------------------------------------------------------------------------------------------
Cash                                                                                      843
---------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and principal paydowns                                                       250,020
Shares of capital stock sold                                                              445
Other                                                                                     711
                                                                                  -----------
Total assets                                                                       18,292,837

=============================================================================================
Liabilities
Payables and other liabilities:
Shareholder reports                                                                     5,998
Shares of capital stock redeemed                                                        4,855
Legal, auditing and other professional fees                                             4,648
Daily variation on futures contracts                                                    1,875
Directors' compensation                                                                   686
Transfer and shareholder servicing agent fees                                             176
Other                                                                                     661
                                                                                  -----------
Total liabilities                                                                      18,899

=============================================================================================
Net Assets                                                                        $18,273,938
                                                                                  ===========

=============================================================================================
Composition of Net Assets
Par value of shares of capital stock                                              $    17,853
---------------------------------------------------------------------------------------------
Additional paid-in capital                                                         18,595,247
---------------------------------------------------------------------------------------------
Undistributed net investment income                                                   561,393
---------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                             (896,104)
---------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                             (4,451)
                                                                                  -----------
Net assets--applicable to 17,853,391 shares of capital stock outstanding          $18,273,938
                                                                                  ===========

=============================================================================================
Net Asset Value, Redemption Price Per Share and Offering Price Per Share                $1.02

See accompanying Notes to Financial Statements.



4                       Government Securities Portfolio

Statement of Operations  For the Six Months Ended June 30, 2000 (Unaudited)

================================================================================
Investment Income
Interest                                                                $656,426

================================================================================
Expenses
Management fees                                                           50,196
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                                8,517
--------------------------------------------------------------------------------
Shareholder reports                                                        5,601
--------------------------------------------------------------------------------
Accounting service fees                                                    2,968
--------------------------------------------------------------------------------
Custodian fees and expenses                                                1,696
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                              1,043
--------------------------------------------------------------------------------
Directors' compensation                                                      682
--------------------------------------------------------------------------------
Other                                                                        437
                                                                        --------
Total expenses                                                            71,140
Less expenses paid indirectly                                             (1,694)
                                                                        --------
Net expenses                                                              69,446

================================================================================
Net Investment Income                                                    586,980

================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                              (10,458)
Closing of futures contracts                                              39,135
                                                                        --------
Net realized gain                                                         28,677

--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                     320,064
                                                                        --------
Net realized and unrealized gain                                         348,741

================================================================================
Net Increase in Net Assets Resulting from Operations                    $935,721
                                                                        ========

See accompanying Notes to Financial Statements.


                        Government Securities Portfolio                        5

Statements of Changes in Net Assets

                                                                              Six Months Ended     Year Ended
                                                                              June 30, 2000        December 31,
                                                                              (Unaudited)          1999
===============================================================================================================
Operations
Net investment income                                                         $   586,980          $ 1,315,506
--------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                           28,677             (322,128)
--------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                              320,064           (1,564,589)
                                                                              -----------          -----------
Net increase (decrease) in net assets resulting from operations                   935,721             (571,211)

==============================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income                                           (1,331,594)          (1,340,571)

==============================================================================================================
Capital Stock Transactions
Net decrease in net assets resulting from capital stock transactions           (1,480,628)          (2,860,658)

==============================================================================================================
Net Assets
Total decrease                                                                 (1,876,501)          (4,772,440)
--------------------------------------------------------------------------------------------------------------
Beginning of period                                                            20,150,439           24,922,879
                                                                              -----------          -----------
End of period (including undistributed net investment
income of $561,393 and $1,306,007, respectively)                              $18,273,938          $20,150,439
                                                                              ===========          ===========

See accompanying Notes to Financial Statements.



6                        Government Securities Portfolio

Financial Highlights

                                                   Six Months
                                                   Ended June 30,    Year Ended December 31,
                                                   2000 (Unaudited)  1999        1998       1997        1996(1)     1995
===========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $1.05             $1.13       $1.11      $1.09       $1.07       $0.95
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .03               .07         .06        .07         .07         .06
Net realized and unrealized gain (loss)                .01              (.09)        .03        .02        (.05)        .12
---------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations         .04              (.02)        .09        .09         .02         .18
---------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders:
Dividends from net investment income                  (.07)             (.06)       (.07)      (.07)         --(2)     (.06)
---------------------------------------------------------------------------------------------------------------------------
Total dividends to shareholders                       (.07)             (.06)       (.07)      (.07)         --        (.06)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $1.02             $1.05       $1.13      $1.11       $1.09       $1.07
                                                     =====             =====       =====      =====       =====       =====

===========================================================================================================================
Total Return, at Net Asset Value(3)                   4.19%            (1.73)%      8.14%      8.82%       1.93%      18.91%

===========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)           $18,274           $20,150     $24,923    $23,719     $23,236     $24,309
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $19,217           $22,683     $24,044    $23,034     $23,880     $23,157(4)
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(5)
Net investment income                                 6.14%             5.80%       5.64%      5.96%       6.11%       6.08%
Expenses                                              0.75%             0.70%       0.68%(6)   0.67%(6)    0.62%(6)    0.71%(6)
Expenses, net of expenses paid indirectly             0.73%              N/A         N/A        N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  0%               14%         43%         0%          6%         55%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Portfolio.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce figures for all periods shown.
4. This information is not covered by the auditors' opinion.
5. Annualized for periods of less than one full year.
6. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.



                         Government Securities Portfolio                       7

Notes to Financial Statements  (Unaudited)

================================================================================
1. Significant Accounting Policies
Government Securities Portfolio (the Portfolio) is a series of Panorama Series Portfolio, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek a high level of current income with a high degree of safety of principal, by investing primarily (at least 65% of its total assets under normal market conditions) in U.S. government securities and U.S. government-related securities. The Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Portfolio.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Repurchase Agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Portfolio may be delayed or limited.
--------------------------------------------------------------------------------
Federal Taxes. The Portfolio intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. As of December 31, 1999, the Portfolio had available for federal income tax purposes an unused capital loss carryover of approximately $862,000, which expires between 2002 and 2007.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


8                       Government Securities Portfolio

================================================================================
1. Significant Accounting Policies (continued)
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Portfolio.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Capital Stock
The Portfolio has authorized 200 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                       Six Months Ended June 30, 2000            Year Ended December 31, 1999
                                                       --------------------------------          -------------------------------
                                                       Shares               Amount               Shares              Amount
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                      918,272           $   944,665           2,089,799          $ 2,246,159
Dividends and/or distributions reinvested               1,331,594             1,331,594           1,264,689            1,340,571
Redeemed                                               (3,674,156)           (3,756,887)         (6,090,812)          (6,447,388)
                                                       ----------           -----------          ----------          -----------
Net decrease                                           (1,424,290)          $(1,480,628)         (2,736,324)         $(2,860,658)
                                                       ==========           ===========          ==========          ===========

================================================================================
3. Purchases and Sales of Securities
There were no purchases or sales of securities, other than short-term obligations, for the six months ended June 30, 2000.



                       Government Securities Portfolio                         9

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio. The annual fees are 0.525% of the first $300 million average daily net assets of the Portfolio, 0.50% of the next $100 million and 0.45% of average daily net assets over $400 million. The Portfolio's management fee for the six months ended June 30, 2000, was an annualized rate of 0.525%, before any waiver by the Manager.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Portfolio and is responsible for maintaining the shareholder registry and shareholder accounting records for the Portfolio. OFS provides these services for cost.

================================================================================
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly-based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Portfolio may also buy or write put or call options on these futures contracts.
         The Portfolio generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Portfolio may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
         Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.
         Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
         Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of June 30, 2000, the Portfolio had outstanding futures contracts as follows:

                                  Expiration           Number of        Valuation as of       Unrealized
Contract Description              Date                 Contracts        June 30, 2000         Appreciation
----------------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
U.S. Treasury Bonds, 20 yr.       9/20/00              12               $1,168,125                 $20,062
                                                                                                   =======


10                       Government Securities Portfolio

Government Securities Portfolio
A Series of Panorama Series Fund, Inc.


================================================================================
Officers and Directors       James C. Swain, Director and Chairman of the Board
                             Bridget A. Macaskill, President
                             William L. Armstrong, Director
                             Robert G. Avis, Director
                             William A. Baker, Director
                             Jon S. Fossel, Director
                             Sam Freedman, Director
                             Raymond J. Kalinowski, Director
                             C. Howard Kast, Director
                             Robert M. Kirchner, Director
                             Ned M. Steel, Director
                             Peter M. Antos, Vice President
                             George Evans, Vice President
                             Alan Gilston, Vice President
                             John S. Kowalik, Vice President
                             Stephen F. Libera, Vice President
                             David P. Negri, Vice President
                             Thomas P. Reedy, Vice President
                             Michael C. Strathearn, Vice President
                             Kenneth B. White, Vice President
                             Arthur J. Zimmer, Vice President
                             Andrew J. Donohue, Vice President and Secretary
                             Brian W. Wixted, Treasurer
                             Robert J. Bishop, Assistant Treasurer
                             Scott T. Farrar, Assistant Treasurer
                             Robert G. Zack, Assistant Secretary


================================================================================
Investment Advisor           OppenheimerFunds, Inc.

================================================================================
Transfer Agent               OppenheimerFunds Services

================================================================================
Custodian of Portfolio
Securities                   The Bank of New York

================================================================================
Independent Auditors         Deloitte & Touche LLP

================================================================================
Legal Counsel                Myer, Swanson, Adams & Wolf, P.C.


                             The financial statements included herein have been taken from the records of the Portfolio without examination of those records by the independent auditors.

                             This is a copy of a report to shareholders of Government Securities Portfolio. For other material information concerning the Portfolio, see its prospectus. This report must be preceded or accompanied by the Portfolio's prospectus, the separate account prospectus, and current standardized average annual total returns for the separate account being offered.

                             Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

         (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


                        Government Securities Portfolio                       11